MET INVESTORS SERIES TRUST

                   LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

       Supplement dated September 22, 2006 to Prospectus dated May 1, 2006



         Effective October 1, 2006, the Manager terminated Lord Abbett & Co. LLC ("Lord Abbett") as Adviser to the Portfolio. On August 10, 2006, the Board of Trustees of Met Investors Series Trust (the "Trust") approved a new Investment Advisory Agreement (the "Agreement") with respect to the Portfolio between the Manager and Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"). The Agreement is not subject to shareholder approval and will become effective on October 1, 2006. The Management Agreement between the Trust and the Manager relating to the Portfolio will remain in effect.

         Under the Agreement, Van Kampen will become the Adviser to the Portfolio, succeeding Lord Abbett, and will become responsible for the day-to-day management of the Portfolio's investment operations under the oversight of the Manager. Accordingly, the name of the Portfolio will be changed to the "Van Kampen Mid-Cap Growth Portfolio" at the time the Agreement takes effect. Van Kampen's address is 1221 Avenue of the Americas, New York, New York 10020.

         The transition from Lord Abbett to Van Kampen as Adviser of the Portfolio will involve certain portfolio transaction costs as Van Kampen restructures the Portfolio to reflect Van Kampen's investment strategy, as described below. It is impossible to estimate with certainty what the amount of these transition costs will be, but it is currently not expected to be significant.

         Principal Investment Strategy

         The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

         Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $1.6 billion to $16.4 billion as of June 30, 2006). The Portfolio may also invest in common stocks and other equity securities of small- and large- sized companies.

         The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase equity securities.

         The Portfolio may invest up to 25% of its assets in securities of foreign issuers including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

         The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

         Primary Risks:

         The Portfolio will be subject to the following primary risks set forth in the Prospectus:

o        Market risk
o        Foreign investment risk
o        Market capitalization risk
o        Investment style risk

         Further, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

     In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

         Additional Investment Strategies:

         In addition to the principal investment strategies discussed above, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. These strategies and techniques may involve risks. (Please note that some of these strategies may be a principal investment strategy for the Portfolio and consequently are also described above.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed in this Supplement.

         In addition to those securities permitted for the Portfolio as set forth in the Prospectus, the Portfolio may also invest in: Derivatives, Foreign Currency Transactions, When-Issued and Delayed Delivery Securities and Real Estate Investment Trusts ("REITs"). With respect to REITs, the Portfolio may invest up to 10% of its assets in REITs.

         In addition, although permitted in the Prospectus, the Portfolio does not currently intend to invest in the following securities: Investments in Other Investment Companies, Repurchase Agreements and Reverse Repurchase Agreements. With respect to Repurchase Agreements, the Portfolio's custodian may invest the Portfolio's residual cash in such instruments.

         Portfolio Management:

         The Portfolio is managed by the Adviser's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis Lynch and David Cohen, each a Managing Director of the Adviser, and Sam Chainani and Alexander Norton, each an Executive Director of the Adviser.

         Mr. Lynch has worked in an investment management capacity for the Adviser since 1998. Mr. Cohen has worked in an investment management capacity for the Adviser since 1993. Mr. Chainani has worked in an investment management capacity for the Adviser since 1996. Mr. Norton has worked in an investment management capacity for the Adviser since 2000.

         Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Portfolio.

         Prior Performance:

     Van Kampen will begin managing the Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio -- it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2005, the Van Kampen Mid Cap Growth Composite consisted of 18 mutual fund portfolios.

         The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

                Annual total returns/Average annual total returns
                    for the periods ending December 31, 2005


                                      Van Kampen Mid Cap Growth            Russell Mid Cap Growth
Year/Period                                Composite (%)(1)                       Index (%)(2)


2005                                           17.86                                  12.10
2004                                           21.41                                  15.48
2003                                           41.97                                  42.71
2002(3)                                       -27.54                                 -24.97

1 year                                         17.86                                  12.10
3 years                                        26.65                                  22.70
Since Inception(3)                             10.38                                  8.70


(1)This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three and since inception periods ending 12/31/05 would have been lower.

(2)The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.

(3)The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.